Assets and Liabilities Received as Consideration $ in Thousands	Oct. 22, 2025 USD ($)
Consolidation of NeuroThera (as described in Note 1a)
Trade payables	$ (131)
Net assets received as consideration for deemed issuance of shares by a subsidiary	(579)
Cash received as consideration for deemed issuance of shares by a subsidiary	$ (710)